POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ David Bonderman
Name: David Bonderman

Date: June 7, 2011

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Latin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Erroll B. Davis, Jr.
Name: Erroll B. Davis, Jr.

Date: June 7, 2011

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Stephen Girsky
Name: Stephen Girsky

Date: June 7, 2011

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ E.N. Isdell
Name: E.N. Isdell

Date: June 7, 2011

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Robert D. Krebs
Name: Robert D. Krebs

Date: June 7, 2011

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Philip Laskawy
Name: Philip Laskawy

Date: June 7, 2011

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Kathryn Marinello
Name: Kathryn Marinello

Date: June 7, 2011

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Patricia F. Russo
Name: Patricia F. Russo

Date: June 7, 2011

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Carol Stephenson
Name: Carol Stephenson

Date: June 7, 2011

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Nick S. Cyprus and James Jordan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration (s) Statement on	Covering

Form S-8	Registration of 75,000,000 shares of General Motors Company common stock, par value $0.01, for (1) the General Motors 2009 Long-Term Incentive Plan and (2) General Motors Company Salary Stock Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Cynthia Telles
Name: Cynthia Telles

Date: June 7, 2011